UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2011

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On May 19, 2011, at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Align Technology, Inc. (the “Company”) the stockholders approved an amendment to the Company’s 2005 Incentive Plan to increase the number of authorized shares of common stock that may be issued under the plan by 3,000,000.

A copy of the 2005 Incentive Plan amendment is being filed as Exhibit 10.01 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting was held on May 19, 2011. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below. For more information about the five proposals, see the Company’s proxy statement dated April 21, 2011, the relevant portions of which are incorporated herein by reference.

Proposal 1

The eight nominees who received the highest number of votes (out of the eight individuals named below) were elected to the Board of Directors and will serve as directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

Director Nominee	Votes For	Withheld	Non-Votes
David E. Collins	59,568,619	8,476,193	5,871,891
Joseph Lacob	66,358,140	1,686,672	5,871,891
C. Raymond Larkin, Jr.	66,568,932	1,475,880	5,871,891
George J. Morrow	59,568,135	8,476,677	5,871,891
Dr. David C. Nagel	55,250,302	12,794,510	5,871,891
Thomas M. Prescott	66,682,215	1,362,597	5,871,891
Greg J. Santora	66,671,387	1,373,425	5,871,891
Warren S. Thaler	66,611,059	1,433,753	5,871,891

Proposal 2

Proposal 2 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2011, as described in the proxy materials. This proposal was approved.

For	73,399,124
Against	467,552
Abstain	50,027

Proposal 3

Proposal 3 was a management proposal to approve an amendment to the Company’s 2005 Incentive Plan, as described in the proxy materials. This proposal was approved.

For	48,503,249
Against	19,477,716
Abstain	64,117
Non Votes	5,871,621

Proposal 4

Proposal 4 was a management proposal to hold an advisory vote on the compensation of the Company’s named executive officers, as described in the proxy materials. This proposal was approved.

For	64,622,915
Against	3,233,668
Abstain	188,499
Non Votes	5,871,621

Proposal 5

Proposal 5 was a management proposal to hold an advisory vote on the frequency of the advisory vote on executive compensation, as described in the proxy materials. “1 Year” was approved.

1 Year	59,177,786
2 Year	187,229
3 Year	8,546,319
Abstain	133,748
Non Votes	5,871,621

Based on these results, and consistent with the recommendation of the Board of Directors, the Company will hold an advisory vote on executive compensation every year.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.01	Amendment to 2005 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2011	ALIGN TECHNOLOGY, INC.

	By:	/s/ Roger E. George
Roger E. George Vice President, Legal & Corporate Affairs, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.01	Amendment to 2005 Incentive Plan